UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013
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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 7, 2013, the Board of Directors (the “Board”) of Westmoreland Coal Company (the “Company”) amended and restated the Company's bylaws (the “Amended Bylaws”). The Amended Bylaws became effective immediately upon adoption.

The Amended Bylaws were adopted to keep the Company's bylaws current with developments in General Corporation Law in the State of Delaware (“DGCL”). Among other changes, the amendments:

•	Granted the Board the discretion to postpone, reschedule or cancel any previously scheduled annual or special meeting of stockholders, and hold virtual meetings of stockholders;

•
Updated the advance notice bylaws provisions regarding the information that must be submitted to the Company with respect to a stockholder proposal or nomination, and other requirements of the stockholder. The amendments set forth procedure, consistent with amendments to the DGCL, for creating and providing the list of stockholders in advance of a stockholders' meeting, including electronically for remote meetings;

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Modified several provisions (including Sections 2.2, 2.11, and 3.2) to implement a majority vote standard for the election of directors. However, if the number of nominees for election to the Board exceeds the number of directors to be elected (a “Contested Election”), the directors will instead be elected by the vote of a plurality of the votes cast. The amendments provided that, in order for an incumbent director to become a nominee for election, the director must submit an irrevocable resignation contingent upon the director failing to receive a majority of the votes cast in an election that is not a Contested Election and acceptance of that resignation by the Board. The amendments also set forth the procedure for the Board to consider and act upon such a resignation; and

•	Eliminated the Company's obligation to indemnify and advance expenses to supervisors and managers, although the Company is still permitted to do so.
The above description of the amendments does not purport to be complete and is qualified in its entirety by reference to the Company's Amended Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.	Description

3.2	Bylaws of Westmoreland Coal Company, as amended, effective January 7, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 11, 2013	By: /s/ Jennifer Grafton
Jennifer Grafton
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Bylaws of Westmoreland Coal Company, as amended, effective January 7, 2013.

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